SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 24, 2002

DOCENT, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-31537	77-0460705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2444 CHARLESTON ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 934-9500

ITEM 5.   OTHER EVENTS.

On October 23, 2002, Docent, Inc., the Registrant, issued a press release announcing its financial results for the third quarter ended September 30, 2002, the re-authorization by the Registrant’s Board of Directors of the Registrant’s $5 million stock repurchase program for 12 additional months and a one-for-three reverse split of the Registrant’s outstanding Common Stock to be effective after close of the Nasdaq Stock Market on Friday, October 25, 2002. The Registrant’s stockholders approved the reverse stock split at a Special Stockholders Meeting held on October 15, 2002. The Registrant’s Common Stock will begin trading under the split adjustment at the opening of the Nasdaq Stock Market on Monday, October 28, 2002.

A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

The following exhibits are filed with this report of Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated October 23, 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCENT, INC., a Delaware corporation

By:	/s/ NEIL JOHN LAIRD
Neil John Laird Senior Vice President, Chief Financial Officer

Dated: October 24, 2002

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 23, 2002